Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Rochester® High Yield Municipal Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Scott S. Cottier	Portfolio Manager (lead)	2019 (predecessor fund 2002)
Mark Paris	Portfolio Manager	2019”

O-ROHYM-SUMPRO SUP 062119